                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K/A-3

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    December 23, 1996
                                               ---------------------------------



                        SOUTHERN MINERAL CORPORATION
            ----------------------------------------------------
             (Exact name of registrant as specified in charter)



                                   Nevada
               ----------------------------------------------
               (State or other jurisdiction of incorporation)


       0-8043                                              36-2068676
---------------------------                  -----------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



  500 Dallas Street, Suite 2800, Houston, Texas                     77002-4708
--------------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip Code)


     Registrant's telephone number, including area code   (713) 658-9444
                                                       ------------------


     --------------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


          (a)    Financial statements of Businesses Acquired.

                 Inapplicable

          (b)    Pro Forma Financial Information.


          (c)    Exhibits.

                 2.1 Agreement between Southern Mineral Corporation and Morgan Keegan & Company, Inc., dated November 4, 1996 and executed November 6, 1996.

                 2.2 Form of Stock Purchase Agreement, dated December 23, 1996, entered into by Southern Mineral Corporation and the Purchasers identified therein.

                 2.3 Form of Warrant, dated December 23, 1996, issued by Southern Mineral Corporation to Morgan Keegan & Company, Inc. For up to 120,000 shares of Common Stock.

                  99 Press Release of Southern Mineral Corporation dated December 23, 1996 concerning private placement of Common Stock on same date.





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                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                           As of September 30, 1996
                                  (Unaudited)
                                (OOO's Omitted)



                                                          SOUTHERN            PRO FORMA ADJUSTMENTS
                                                           MINERAL                             NOTE           PRO FORMA
                                                         CORPORATION          AMOUNT        REFERENCE        CONSOLIDATED
                                                       ----------------   ----------------------------      ---------------
ASSETS
Current Assets
  Cash and cash equivalents                                     $278                 $188      2, 1               $466

  Receivables & Other                                          1,925                                             1,925
                                                             -------              -------                      -------

  Total Current Assets                                         2,203                  188                        2,391
                                                             -------              -------                      -------

Property & Equipment, Net                                     20,627                                            20,627

Other Assets                                                   1,400                  (48)      2                1,352
                                                             -------              -------                      -------

  Total Assets                                               $24,230                 $140                      $24,370
                                                             =======              =======                      =======


LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts Payable and Accrued Liabilities                       762                                               762
  Notes Payable Bank                                           4,000               (4,000)     1, 3                  0
  Current maturities of long term debt                         1,300               (1,300)      1                    0
                                                             -------              -------                      -------
    Total current liabilities                                  6,062               (5,300)                         762

  Long term debt                                               9,600               (5,200)      1                4,400
Deferred Income Taxes                                          1,038                                             1,038

Stockholders' Equity
  Common Stock                                                    66                   25       2                   91
  Additional Paid-in capital                                   3,313               10,615       2               13,928
  Retained Earnings                                            4,203                                             4,203
                                                             -------              -------                      -------
                                                               7,582               10,640                       18,222
  Less: Treasury stock                                           (52)                                              (52)
                                                             -------              -------                      -------
    Total stockholders' equity                                 7,530               10,640                       18,170
                                                             -------              -------                      -------

    Total liabilities and stockholders' equity               $24,230              $   140                      $24,370
                                                             =======              =======                      =======



NOTES TO BALANCE SHEET PRO FORMA:
-------------------------------------------------

Note 1: Reflects bank debt reduction of $10,500,000 as a result of receipt of net offering proceeds.

Note 2: Private placement of 2,500,000 shares of Southern Mineral Corporation common stock at $4.50 per share to institutional investors for a total of $10,640,500, net of offering expenses.

Note 3: On December 17, 1996, the Company paid the $4,000,000 Note Payable Bank from proceeds under the Company's Revolving Line of Credit.



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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             SOUTHERN MINERAL CORPORATION



April 3, 1997                                By: /s/ James H Price
                                               --------------------------------
                                                     James H. Price
                                                     Vice President - Finance
                                                     (Chief Accounting Officer)

                                EXHIBIT INDEX


EXHIBIT NUMBER                  DESCRIPTION
--------------                  -----------

      2.1      Agreement between Southern Mineral Corporation and
               Morgan Keegan & Company, Inc., dated November 4, 1996 and executed November 6, 1996.

      2.2 Form of Stock Purchase Agreement, dated December 23, 1996, entered into by Southern Mineral Corporation and the Purchasers identified therein.

      2.3 Form of Warrant, dated December 23, 1996, issued by Southern Mineral Corporation to Morgan Keegan &
               Company, Inc. For up to 120,000 shares of Common
               Stock.

       99 Press Release of Southern Mineral Corporation dated December 23, 1996 concerning private placement of Common Stock on same date.